UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State or other jurisdiction of incorporation)	(IRS Employer
Identification No.)

001-11693
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	SGMS	The NASDAQ Stock Market
Preferred Stock Purchase Rights		The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐          Emerging growth company
☐          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Equity Purchase Agreement

On October 27, 2021, Scientific Games Corporation, a Nevada corporation (“Scientific Games”), and BCP Acquisitions LLC, a Delaware limited liability company (“Buyer”) affiliated with Brookfield Capital Partners Ltd., entered into an Equity Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Buyer has agreed to acquire from Scientific Games, and certain of its subsidiaries, all of the issued and outstanding equity interests of the companies (the “Transaction”) which together constitute Scientific Games’ Lottery business (the “Lottery Business”).

The total consideration to be paid to Scientific Games in connection with the Transaction is $6.05 billion, consisting of $5.825 billion in cash, subject to certain customary adjustments as set forth in the Purchase Agreement, and an earnout payment of up to $225 million in cash based on the achievement of certain adjusted EBITDA targets in 2022 and 2023.

The Purchase Agreement provides that completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among other things, obtaining certain required regulatory approvals.

The Purchase Agreement contains customary representations, warranties and covenants related to the Lottery Business and the Transaction. Between the date of the Purchase Agreement and the completion of the Transaction, subject to certain exceptions, Scientific Games agrees to, and to cause its subsidiaries to, operate the Lottery Business in the ordinary course of business in all material respects and to, among other things, use commercially reasonable efforts to preserve intact the business organizations, retain current officers and preserve relationships with customers, suppliers, employees and others.

The Purchase Agreement includes customary termination provisions for both Scientific Games and Buyer. Both Scientific Games and Buyer will have the right to terminate the Purchase Agreement if the closing has not occurred by July 27, 2022, subject to a three-month extension in the event that conditions relating to regulatory approvals have not been satisfied as of that date.

The representations and warranties of Scientific Games and Buyer contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement.  In addition, such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to Buyer in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, (e) have been included in the Purchase Agreement for the purpose of allocating risk between Scientific Games and Buyer rather than establishing matters as facts and (f) will not survive consummation of the Transaction. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Scientific Games or Buyer or their respective subsidiaries or businesses.  Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Scientific Games or Buyer or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Scientific Games’ public disclosures.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On October 27, 2021, Scientific Games issued a press release announcing it had entered into the Purchase Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “will,” “may,” and “should.” These statements are based upon Scientific Games’ management’s current expectations, assumptions and estimates regarding the proposed Transaction between Scientific Games and Buyer, the expected benefits of the proposed Transaction, the expected timing of completion of the proposed Transaction and anticipated future financial and operating performance and results. Forward-looking statements are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including (i) the risk that the conditions to the closing of the proposed Transaction may not be satisfied, (ii) the risk that a material adverse change, event or occurrence may affect Scientific Games and Buyer prior to the closing of the proposed Transaction and may delay the proposed Transaction or cause the companies to abandon the proposed Transaction, (iii) the possibility that the proposed Transaction may involve unexpected costs, liabilities or delays, (iv) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the proposed Transaction and (v) the risk that disruptions from the proposed Transaction will harm relationships with customers, employees and suppliers or (vi) that Scientific Games may be unable to achieve expected financial, operational and strategic benefits of the proposed Transaction, and those factors described in Scientific Games’ filings with the Securities and Exchange Commission (the “SEC”), including Scientific Games’ current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K filed with the SEC on March 1, 2021 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for Scientific Games’ ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Equity Purchase Agreement, dated as of October 27, 2021, by and between Scientific Games Corporation and BCP Acquisitions LLC*

99.1	Press Release, dated October 27, 2021, issued by Scientific Games Corporation

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2021	SCIENTIFIC GAMES CORPORATION
	By:	/s/ James Sottile
		Name:	James Sottile
		Title:	Executive Vice President and Chief Legal Officer